Lord Abbett    Mid-Cap Value Fund

1999 Annual Report

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Designed to provide you with capital appreciation from a stock portfolio of mid-sized companies.

[LOGO]

Visit our Web Site and get: up-to-date statistics and other useful information at www.lordabbett.com

Report to Shareholders
For the Fiscal Year Ended December 31, 1999


[PHOTO]


Robert S. Dow
Chairman

January 15, 2000



"As investors continue to shift away from large-cap growth, we believe mid-cap value will offer good investment opportunities."



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Lord,  Abbett & Co. is proud to  announce  we have  received a DALBAR  award for providing consistently good service to shareholders, the 1999 Key Honor Award for Mutual Fund Service. DALBAR, Inc., an independent research firm and evaluator of mutual fund service, presents the awards to financial services firms that provide consistently solid service to clients.



     Lord Abbett Mid-Cap Value Fund completed its fiscal year December 31, 1999 with aggregate net assets of $394 million. The following chart provides an overview of class-specific data through the fiscal year.


                                                    Year Ended December 31, 1999
--------------------------------------------------------------------------------


                       Class A    Class B     Class C     Class P    Class Y**
--------------------------------------------------------------------------------

     Net asset value    $13.24      $13.06      $13.06     $13.11      $13.25

     Total return*        4.23%       3.54%       3.62%      3.44%       1.45%

     Prevailing Winds Keep Prevailing...

     Momentum investing was the dominant theme for the stock markets in 1999, just as it had been in 1998. The performance of many stocks seemed to be determined more by the market capitalization of the underlying company and the previous movements of the price of its stock than by any reasonable fundamental aspects. In other words, bigger was better and stocks that went up in 1998 generally kept going up in 1999, what is termed momentum investing. And while the major market indices rose to record levels by the end of the year, the average stock treaded water. For example, in 1999 more of the stocks listed on the New York Stock Exchange declined than advanced, by a ratio of greater than 2:1.

     But There are Signs of a Sea Change...

     The year started with several months of volatile stock market performance, which was most likely caused by the after-effects of 1998's collapse of the Long Term Capital hedge fund and South American financial panics. The stocks of technology and telecommunications companies dominated the indices during the first quarter of 1999. A shift occurred in the second quarter when, in what we see as a harbinger of things to come, value stocks outperformed growth stocks. The third quarter was fairly uneventful until near its end, when the stocks of technology, telecommunications and biotech companies began a new run that extended through the end of the year. During the fourth quarter, the gains made through value investing faded as momentum investing once again took hold.

     With Steady Hands at the Helm...

     Despite the success of momentum investing, we stayed with our discipline of investing in seasoned, mid-sized U.S. and multinational companies in sound financial condition. The Fund's performance was driven primarily by our investments in the stocks of energy companies and select technology companies. At the end of 1998 and the beginning of 1999, the stocks of many energy companies (oil and gas, refining) were selling at attractive discounts. We took advantage of these "fire sale" prices and built a substantial position in the energy sector. These investments saw sizeable returns as oil prices rose from around $10 a barrel at the beginning of the year up to the $20 a barrel range as 1999 ended. We also continued to reduce our exposure to the stocks of financial companies during the first half of 1999, largely avoiding the weak performance of this group caused by rising interest rates in the second half of the year.

     ...We Look Confidently to the Future.

     The mania that is price momentum investing cannot last forever. We believe that when the tide turns, it will turn to tried and true value style. The second quarter of last year gives only an inkling of what we believe is to come. The stocks of many large companies, especially technology and telecommunications companies, which have performed well over the last two years, are greatly overvalued by traditional measures. As investors seek opportunities away from the mania and headlines, we feel that they will naturally gravitate to the solid fundamentals and attractive valuations of the medium-sized companies that make up the universe in which your Mid-Cap Value Fund practices its style of investing.

     As always, we look forward to helping you achieve your long-term financial goals, and thank you for including the Lord Abbett Mid-Cap Value Fund in your investment portfolio.

     * Total return is the percent change in net asset value, assuming the reinvestment of all distributions.

     ** Total return for Class Y shares is not annualized. The inception date for Mid-Cap Value Fund Class Y shares was 5/3/99.

     Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks, including possible loss of principal amount invested.

The Mid-Cap Advantage

The table below illustrates the wide margin among current valuations of ultra-large capitalization stocks, as measured by the 50 largest market cap stocks, the S&P 500 Index and mid-cap stocks as represented by the S&P MidCap 400 Index. This valuation margin is even greater when comparing these benchmarks with the Lord Abbett Mid-Cap Value Fund.

                               50 Largest
                               Market                                               Lord Abbett
                               Capitalization    S&P 500          S&P MidCap        Mid-Cap
                               Stocks*           Index**          400 Index+        Value Fund++
--------------------------------------------------------------------------------------------------
Price/Earnings                 32.5x             24.8x            18.2x             12.2x
Price/Book                      8.2x             5.3x              2.8x             1.6x

All prices and data as of 12/31/99. The portfolio is actively managed and the Fund's attributes will differ over time. Price/Earnings Ratio (P/E) is the price of a stock divided by its earnings per share estimated for the next full fiscal year. Price/Book Ratio is the price of a stock divided by its stockholders' equity per share.

 * Representative data were calculated at Lord Abbett using the ValueLine Database on Factset, which may not include all securities in any portfolio or index.

** The S&P 500 Index is a market capitalization weighted index consisting of 500 widely held common stocks chosen for market size, liquidity and industry group representation. Representative data were calculated at Lord Abbett using the ValueLine Database on Factset, which may not include all securities in any portfolio or index.

+ The S&P MidCap 400 Index is comprised of 400 widely held common stocks chosen for their mid-cap size and industry characterizations. Representative data were calculated at Lord Abbett using the ValueLine Database on Factset, which may not include all securities in any portfolio or index.

++ The Price/Earnings and Price/Book Ratios for the Lord Abbett Mid-Cap Value Fund represent the weighted average of each of these ratios for all of the stocks in the Fund's portfolio. Representative data were calculated at Lord Abbett using the ValueLine Database on Factset, which may not include all securities in any portfolio or index. The indices are unmanaged and are not available for investment.

Average Annual Total Returns

Average  annual  compounded  total returns for periods ended  12/31/99.  Assumes
deduction  of  the  Class  A  share  5.75%  maximum   sales  charge,   with  all
distributions reinvested.

                                              Class A
--------------------------------------------------------------------------------

1 year:                                        -1.70%
5 years:                                      +14.48%
10 years:                                     +11.56%

Portfolio Data(1)

Top Ten Holdings as of 12/31/99               Top Sectors as of 12/31/99
Holding                       %TNA(2)         Sector                     %TNA(2)
--------------------------------------------------------------------------------

Dynegy, Inc.                    4.26%          Utilities                   15.8%
Polymer Group, Inc.             3.70%          Healthcare                  15.4%
Cabletron Systems, Inc.         3.17%          Energy                      16.0%
CK Witco Corp.                  3.11%          Consumer Non-Cyclicals      10.2%
Varian Medical Systems, Inc.    3.01%          Financial Services           9.0%
Illinova Corp.                  2.91%          Materials & Processing       9.9%
Varian Semiconductor Equipment                 Technology                   5.9%
Associates, Inc.                2.89%
Mylan Laboratories, Inc.        2.84%          Basic Industry               5.5%
Caremark Rx, Inc.               2.57%          Cash                         1.8%
EOG Resources, Inc.             2.39%          Consumer Cyclicals           7.5%

(1)  The Fund's portfolio is actively managed and is subject to change.

(2)  Percent of total net assets.

     The past performance of the Fund is no indication of future results. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

The Value of a Managed Equity Portfolio

          The cost of goods and services (as measured by the Consumer Price Index) has risen steadily over the past 10 years, increasing at an average of 2.99% per year. Over this time frame, the 5.59% average annual return of CDs outpaced inflation. However, investors in the Fund saw their $100,000 investment grow an average of 11.80% per year to $305,100(1).

          There is no doubt that when it comes to saving for near-term obligations, CDs are important. But when investing for long-term goals, such as a house, a child's education or retirement, owning good companies through a fund like Lord Abbett Mid-Cap Value Fund can help your money work harder for you.

          Growth of $100,000: 12/31/89 - 12/31/99

Cumulative Total
Returns Over
10 Years

                               [GRAPHIC OMITTED]

December 31,          The Fund       Six-Month CD        CPI
1989                   96,273        100,000.00        100,000.00
1990                   91,804        108,490.00        106,110.00
1991                  116,922        115,064.49        109,356.97
1992                  132,662        119,459.96        112,528.32
1993                  151,175        123,449.92        115,622.85
1994                  146,238        129,684.14        118,709.98
1995                  184,388        137,672.68        121,725.21
1996                  223,526        145,396.12        125,766.49
1997                  294,014        153,930.87        127,904.52
1998                  292,695        162,520.22        129,963.78
1999                  305,100        171,605.10        133,849.70


The Fund:  205.10%
CDs: 71.61%
Inflation:  33.85%

(1) The Fund's results reflect the deduction of the Class A share reduced sales charge of 3.75% applicable to investments of $100,000. All distributions were reinvested. The Fund's maximum sales charge is 5.75%.\
(2)  Source: Lipper, Inc.


          Total return is the percent change in value assuming the reinvestment of all distributions. Results of the CD investment reflect the average six-month CD rate available each year during the period. It is important to remember that, unlike the Fund, a CD's rate and principal are guaranteed if held until maturity. The Federal Deposit Insurance Corporation ("FDIC") insures CDs up to $100,000.

          Important Information

          Results quoted herein represent past performance based on the current sales charge schedule and reflect appropriate Rule 12b-1 Plan expenses from commencement of the Plan. Prior to May 1, 1997, the Fund had only one class of shares, which is now designated as Class A. Results for periods from May 1, 1997 onward relate to Class A shares. Past performance is no indication of future results. Tax consequences are not reflected. The Fund's sales charge structure has changed from the past. The investment return and principal value of a Fund investment will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. The Fund issues additional classes of shares with distinct pricing options. For a full discussion of the differences in pricing alternatives, please call Lord Abbett Distributor LLC at 800-874-3733 (or your investment professional) and ask for the Fund's current prospectus. If used as sales material after 3/31/00, this report must be accompanied by Lord Abbett's Performance Quarterly for the most recently completed calendar quarter.

                               Statement of Net Assets
                               December 31, 1999


                               Investments                                                                     Shares         Value
-----------------------------------------------------------------------------------------------------------------------------------
Common Stocks 98.18%
-----------------------------------------------------------------------------------------------------------------------------------
Air Transportation 1.44%       SkyWest Inc.-A regional airline that provides passenger and freight service
                               in the Western United States                                                   203,300   $ 5,692,400
-----------------------------------------------------------------------------------------------------------------------============
Apparel 1.28%                 *Tommy Hilfiger Corp.-Designs and markets apparel, accessories, footwear,
                               fragrance, and home furnishings                                                216,000     5,035,500
-----------------------------------------------------------------------------------------------------------------------============
Auto Parts: After Market .74%  Snap-on, Inc.-Manufacturer and distributor of hand tools and diagnostic
                               equipment for the automotive industry                                          110,000     2,921,875
-----------------------------------------------------------------------------------------------------------------------============
Banks: Regional .91%           Cullen/Frost Bankers Inc.-Leading Texas bank                                   138,500     3,566,375
-----------------------------------------------------------------------------------------------------------------------============
Chemicals 3.11%                CK Witco Corp.-Specialty chemicals and equipment manufacturer                  915,000    12,238,125
-----------------------------------------------------------------------------------------------------------------------============
Communications Technology     *Cabletron Systems Inc.-Manufactures, markets and installs network
3.17%                          connectivity hardware and software                                             479,800    12,474,800
-----------------------------------------------------------------------------------------------------------------------============
Containers 5.66%               American National Can Group-Manufacturer of beverage cans                      427,400     5,556,200
                               Ball Corp.-Leading manufacturer of aluminum, plastic and steel containers
                               for the beverage and food industries                                           206,400     8,127,000
                              *Pactiv Corp.-Provider of packaging solutions and manufacturer of food
                               service products                                                               810,000     8,606,250
                               Total                                                                                     22,289,450
-----------------------------------------------------------------------------------------------------------------------============
Drugs 2.84%                    Mylan Laboratories Inc.-Leading producer of prescription generic drugs
                               and brand-name dermatological products                                         445,000    11,208,437
-----------------------------------------------------------------------------------------------------------------------============
Electric Power 12.05%          FirstEnergy Corp.-Major Midwestern electric utility holding company            220,000     4,991,250
                               Illinova Corp.-Major Midwestern electric utility holding company               330,000    11,467,500
                               Ipalco Enterprises Inc.-Major Midwestern electric utility holding company      356,400     6,081,075
                              *Niagara Mohawk Holdings Inc.-Electric and gas utility company                  543,000     7,568,063
                               Northeast Utilities-Major Northeastern electric utility company                364,800     7,501,200
                               SCANA Corp.-Major Southeastern electric and gas utility holding company        251,000     6,745,625
                               Sierra Pacific Resources-Western electric, water and gas utility               180,000     3,116,250
                               holding company
                               Total                                                                                     47,470,963
-----------------------------------------------------------------------------------------------------------------------============
Electronics: Semiconductor
2.89%                         *Varian Semiconductor Equipment Associates, Inc.-Manufacturer of
                               semiconductor equipment                                                       335,000     11,390,000
-----------------------------------------------------------------------------------------------------------------------============
Financial Services 1.57%       CIT Group Inc. Class A-Provides commercial and individual financing
                               through a nationwide distribution network                                     293,100      6,191,738
-----------------------------------------------------------------------------------------------------------------------============
Food 7.93%                     Dean Foods Co.-Major producer of dairy foods, canned and frozen vegetables    220,000      8,745,000
                              *Del Monte Foods Co.-Major producer of canned foods                            561,300      6,911,006
                               IBP Inc.-Beef and pork processor                                              400,200      7,203,600
                               Universal Foods Corp.-Manufacturer of yeast, flavorings, colorants and
                               dried spices for the food industry                                            412,800      8,410,800
                               Total                                                                                     31,270,406
-----------------------------------------------------------------------------------------------------------------------============
Gaming 1.89%                  *Mirage Resorts Inc.-Owns and operates casino-based entertainment resorts      486,200      7,444,937
-----------------------------------------------------------------------------------------------------------------------============
Health Care Products 4.05%    *Acuson Corp.-Manufacturer of medical diagnostic ultrasound imaging systems    574,900      7,222,181
                              *St. Jude Medical, Inc.-A leading manufacturer of artificial heart valves
                               and pacemakers                                                                285,000      8,745,938
                               Total                                                                                     15,968,119
-----------------------------------------------------------------------------------------------------------------------============
Health Care Services 8.47%    *Caremark Rx Inc.-Leading physician practice management company              2,000,000     10,125,000
                              *Manor Care Inc.-Owns and operates long-term care centers in the
                               United States                                                                 160,000      2,560,000
                              *Oxford Health Plans-Health benefit plans provider for New York,
                               New Jersey, and Connecticut                                                   300,000      3,806,250
                              *Trigon Healthcare Inc. Class A-Provider of managed health plans in Virginia   170,000      5,015,000
                              *Varian Medical Systems Inc.-A worldwide supplier of integrated cancer-care
                               systems                                                                       397,900     11,862,394
                               Total                                                                                     33,368,644
-----------------------------------------------------------------------------------------------------------------------============
Insurance 7.14%                Ace Ltd.-Insurance holding company specializing in property and casualty
                               coverage                                                                      240,000      4,005,000
                               MONY Group Inc.-Major U.S. life insurer                                       253,850      7,409,247
                               PartnerRe Ltd.-Provides multi-line reinsurance to insurance companies          52,500      1,702,969
                               Transatlantic Holdings Inc.-International property and casualty reinsurer      90,000      7,025,625
                               XL Capital Ltd. Class A-Excess liability insurer                              154,300      8,004,312
                               Total                                                                                     28,147,153
-----------------------------------------------------------------------------------------------------------------------============
Materials & Commodities 1.04%  IMC Global Inc.-Producer and distributor of crop nutrients and
                               animal feed ingredients                                                       250,000      4,093,750
-----------------------------------------------------------------------------------------------------------------------============
\
                                                                                                                                  3



                               Investments                                                                     Shares         Value
-----------------------------------------------------------------------------------------------------------------------------------
Milling: Fruits/Grain 2.33%    Corn Products International Inc.-Leading refiner of corn and other grains     280,000    $ 9,170,000
-----------------------------------------------------------------------------------------------------------------------============-
Natural Gas 6.65%              Dynegy Inc.-Major U.S. marketer of natural gas, natural gas liquids, crude
                               oil and electricity                                                           690,000     16,775,625
                               EOG Resources Inc.-Oil and gas exploration, production and development
                               company                                                                       537,100      9,432,819
                               Total                                                                                     26,208,444
-----------------------------------------------------------------------------------------------------------------------============
Oil: Crude Producers 3.68%     Kerr-McGee Corp.-Oil and gas exploration and production, refining
                               and chemicals                                                                 135,600      8,407,200
                              *Santa Fe Snyder Corp.-Explorer and producer of crude oil and natural gas      762,000      6,096,000
                               Total                                                                                     14,503,200
-----------------------------------------------------------------------------------------------------------------------============
Oil: Integrated Domestic 1.44% Amerada Hess Corp.-Oil and gas exploration, production and refining company   100,000      5,675,000
-----------------------------------------------------------------------------------------------------------------------============
Oil: Refiners 4.22%            Ultramar Diamond Shamrock Corp.-Refiner and marketer of petroleum products    360,100      8,169,769
                               Valero Energy Corp.-An independent petroleum refining and marketing company   426,700      8,480,662
                               Total                                                                                     16,650,431
-----------------------------------------------------------------------------------------------------------------------============
REIT 2.02%                     Healthcare Realty Trust Inc.-Healthcare facility real estate investment
                               trust                                                                         510,006      7,968,844
-----------------------------------------------------------------------------------------------------------------------============
Restaurants 2.06%              CBRL Group Inc.-Operates restaurants throughout the United States             835,900      8,110,846
-----------------------------------------------------------------------------------------------------------------------============
Retail 2.17%                  *Consolidated Stores Corp.-Major U.S. retailer specializing in closeouts
                               and toys                                                                      526,800      8,560,500
-----------------------------------------------------------------------------------------------------------------------============
Synthetic Fibers 3.70%         Polymer Group Inc.-Major global manufacturer of non-woven materials           800,000     14,600,000
-----------------------------------------------------------------------------------------------------------------------============
Utilities 3.73%                Eastern Enterprises-Natural gas distributor in Massachusetts                  150,000      8,615,625
                               Southwest Gas Corp.-Natural gas distributor in Arizona and Nevada             264,700      6,088,100
                               Total                                                                                     14,703,725
-----------------------------------------------------------------------------------------------------------------------============
                               Total Investments in Common Stocks (Cost $342,319,911)                                   386,923,662
-----------------------------------------------------------------------------------------------------------------------============
Short-Term Investments 6.68%
-----------------------------------------------------------------------------------------------------------------------------------
                               American Express Credit Corp. 2.50% due 1/4/2000                          $11,770,000     11,770,000
                               American Express Credit Corp. 4.25% due 1/3/2000                           14,555,000     14,555,000
                               Total Short-Term Investments (Cost $26,325,000)                                           26,325,000
-----------------------------------------------------------------------------------------------------------------------============
                               Total Investments 104.86% (Cost $368,644,911)                                            413,248,662
-----------------------------------------------------------------------------------------------------------------------============
Cash and Receivables, Net of Liabilities (4.86%)                                                                        (19,142,213)
====================================================================================================================================
Net Assets 100.00%                                                                                                      $394,106,449
====================================================================================================================================

                               Class A Shares-Net asset value ($347,305,757 / 26,224,758 shares outstanding)                  $13.24
                               Maximum offering price (net asset value plus sales charge of 5.75% of the offering price)      $14.05
                               Class B Shares-Net asset value ($32,907,325 / 2,518,784 shares outstanding)                    $13.06
                               Class C Shares-Net asset value ($13,483,651 / 1,032,454 shares outstanding)                    $13.06
                               Class P Shares-Net asset value ($408,582 / 31,152 shares outstanding)                          $13.12
                               Class Y Shares-Net asset value ($1,134.14 / 85.603 shares outstanding)                         $13.25

                               The descriptions of the companies are unaudited.
                              *Non-income producing security.
                               REIT Real Estate Investment Trust
                               See Notes to Financial Statements.


4

              Statement of Operations

Investment Income                                   Year Ended December 31, 1999
-------------------------------------------------------------------------------
Income        Dividends                                             $ 5,526,829
              Interest                                                1,047,759
              Total income                                            6,574,588
-------------------------------------------------------------------------------
Expenses      Management fee                                          2,792,854
              12b-1 distribution plan-Class A                         1,114,234
              12b-1 distribution plan-Class B                           297,415
              12b-1 distribution plan-Class C                           125,930
              12b-1 distribution plan-Class P                             1,062
              Shareholder servicing                                     961,879
              Reports to shareholders                                   107,346
              Registration                                              101,710
              Professional                                               68,167
              Directors' fees                                            25,121
              Other                                                      39,398
-------------------------------------------------------------------------------
              Total expenses before reductions                        5,635,116
              Expense reductions                                        (26,542)
-------------------------------------------------------------------------------
              Net expenses                                            5,608,574
-------------------------------------------------------------------------------
              Net investment income                                     966,014
-------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
-------------------------------------------------------------------------------
Net realized gain from investment transactions                       36,414,649
-------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                (23,559,784)
-------------------------------------------------------------------------------
Net realized and unrealized gain on investments                      12,854,865
-------------------------------------------------------------------------------

Net Increase in Net Assets Resulting from Operations                $13,820,879
===============================================================================

              See Notes to Financial Statements.

              Statements of Changes in Net Assets

                                                                                                       Year Ended    Year Ended
                                                                                                     December 31,   December 31,
Increase (Decrease) in Net Assets                                                                            1999           1998
--------------------------------------------------------------------------------------------------------------------------------
Operations    Net investment income                                                                    $  966,014    $ 1,301,551
              Net realized gain from investment transactions                                           36,414,649     16,394,308
              Net change in unrealized appreciation of investments                                    (23,559,784)   (21,076,685)

              Net increase (decrease)in net assets resulting from operations                           13,820,879     (3,380,826)
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
              Class A                                                                                  (1,370,426)             -
              Class B                                                                                           -              -
              Class C                                                                                           -              -
              Class P                                                                                        (526)             -
              Class Y                                                                                           -              -

              Total                                                                                    (1,370,952)             -
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gain from investment:
              Class A                                                                                 (14,800,901)             -
              Class B                                                                                  (1,118,553)            -
              Class C                                                                                    (486,334)             -
              Class P                                                                                     (14,191)             -
              Class Y                                                                                           -              -

              Total                                                                                   (16,419,979)             -
--------------------------------------------------------------------------------------------------------------------------------

              Total distributions                                                                     (17,790,931)             -
--------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
              Net proceeds from sales of shares                                                        85,821,932    127,473,361
              Net asset value of shares issued in reinvestment of dividends and distributions          16,443,137              -

              Total                                                                                   102,265,069    127,473,361
--------------------------------------------------------------------------------------------------------------------------------
              Cost of shares reacquired                                                              (111,094,564)   (60,422,158)
--------------------------------------------------------------------------------------------------------------------------------
              Increase (decrease) in net assets derived from capital share transactions                (8,829,495)    67,051,203
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                                                     (12,799,547)    63,670,377
--------------------------------------------------------------------------------------------------------------------------------

Net Assets    Beginning of year                                                                       406,905,996    343,235,619
--------------------------------------------------------------------------------------------------------------------------------
              End of year+                                                                           $394,106,449   $406,905,996
================================================================================================================================

             +Includes undistributed net investment income of $536,073 and $941,011, respectively.
              See Notes to Financial Statements.


      Financial Highlights

                                                                            Class A Shares                       Class B Shares
---------------------------------------------------------------------------------------------  ------------------------------------

                                                                                Year Ended               Year Ended     5/1/97(b)
Per Share Operating Performance:         12/31/99   12/31/98   12/31/97  12/31/96  12/31/95       12/31/99  12/31/98  to 12/31/97
---------------------------------------------------------------------------------------------  ------------------------------------
Net asset value, beginning
of year                                    $13.31     $13.37    $13.29    $12.18    $11.25         $13.17    $13.33      $12.14
----------------------------------------------------------------------------------------------  -----------------------------------
      Income (loss) from
      investment operations
      Net investment income (loss)            .04(e)     .05(e)    .08       .13       .162          (.04)(e)  (.05)(e)       -(c)
      Net realized and unrealized
      gain(loss) on investments               .48       (.11)     3.61      2.19      2.383           .47      (.11)       3.27

      Total from investment
      operations                              .52       (.06)     3.69      2.32      2.545           .43      (.16)       3.27
----------------------------------------------------------------------------------------------  -----------------------------------
      Distributions
      Dividends from net
      investment income                      (.05)         -      (.23)     (.16)     (.17)             -         -        (.05)
      Distributions from
      net realized gain                      (.54)         -     (3.38)    (1.05)    (1.445)         (.54)        -       (2.03)

      Total                                  (.59)         -     (3.61)    (1.21)    (1.615)         (.54)        -       (2.08)
----------------------------------------------------------------------------------------------  -----------------------------------
Net asset value, end of year               $13.24     $13.31    $13.37    $13.29    $12.18         $13.06    $13.17      $13.33
----------------------------------------------------------------------------------------------  -----------------------------------

Total Return(a)                              4.23%     (0.45)%   31.53%    21.22%    26.09%          3.54%    (1.20)%     27.51%(d)
===============================================================================================  ==================================

      Ratios to Average
Net Assets:
      Expenses(f)                            1.34%      1.16%     1.25%     1.22%     1.27%          2.02%     1.92%       1.29%(d)
      Net investment income (loss)            .31%       .39%      .74%     1.12%     1.48%          (.34)%    (.35)%      (.15)%(d)
===============================================================================================  ==================================


                                                                Class C Shares                  Class P Shares      Class Y Shares
------------------------------------------------------------------------------------------------------------------------------------

                                                      Year Ended     5/1/97(b)         Year Ended       1/1/98(b)        5/3/99(b)
Per Share Operating Performance:          12/31/99      12/31/98   to 12/31/97           12/31/99  to 12/31/98      to 12/31/99
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year           $13.16       $13.33         $12.14            $13.25        $13.38           $13.06
-----------------------------------------------------------------------------------------------------------------------------------
      Income (loss) from
      investment operations
      Net investment income (loss)             (.04)(e)     (.05)(e)          -(c)            .04(e)        .02(e)           .05(e)
      Net realized and unrealized gain
      (loss) on investments                     .48         (.12)          3.27               .39          (.15)             .14
      Total from investment
operations                                      .44         (.17)          3.27               .43          (.13)             .19
-----------------------------------------------------------------------------------------------------------------------------------

      Distributions
      Dividends from net investment income         -           -           (.05)             (.02)            -                -
      Distributions from net realized gain     (.54)           -          (2.03)             (.54)            -                -
      Total                                    (.54)           -          (2.08)             (.56)            -                -
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                 $13.06       $13.16         $13.33            $13.12        $13.25           $13.25
-----------------------------------------------------------------------------------------------------------------------------------
Total Return(a)                                3.62%       (1.28)%        27.51%(d)          3.44%         (.97)%           1.45%(d)
===================================================================================================================================
      Ratios to Average Net Assets:
      Expenses(f)                              2.02%        1.92%          1.28%(d)          1.45%         1.37%             .69%(d)
      Net investment income (loss)             (.34)%       (.35)%         (.13)%(d)          .31%          .20%             .41%(d)
===================================================================================================================================



                                                                                                           Year Ended December 31,
Supplemental Data for AllClasses:                                     1999          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------
      Net assets, end of year (000)                               $394,106      $406,906      $343,236      $257,148      $227,149
      Portfolio turnover rate                                        64.76%        46.58%        56.96%        38.88%        41.42%
====================================================================================================================================

    (a)  Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
    (b)  Commencement of operations of respective Class shares.
    (c)  Amounts less than $0.01.
    (d)  Not annualized.
    (e)  Calculated using average shares outstanding during the year.
    (f)  The ratios for 1998 and 1999 include expenses paid through an expense offset arrangement.
         See Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies Lord Abbett Mid-Cap Value Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The follow ing summarizes the significant accounting policies of the Company: (a) Securities are valued as follows:
Portfolio securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange. Securities traded only in the over-the-counter market are valued at the mean between the last bid and asked prices in such market, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors. Short-term securities are valued at amortized cost which approximates market value. (b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no income tax provision is required. (c) Security transactions are accounted for on the date that the se curities are purchased or sold (trade date). Realized gains and losses from security transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued on a daily basis. Net investment income (other than class-specific distribution and service fees) and realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.


2. Management Fee and Other Transactions with Affiliates The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management, research, statistical and advisory services and pays officers' remuneration and certain other expenses of the Company. The management fee is based on average daily net assets for each month at the following annual rates: .75 of 1% on the first $200 million; .65 of 1% on the next $300 million; and .50 of 1% on the excess over $500 mil lion. At Decem ber 31, 1999, the management fee payable was $205,427.

The Company has Rule 12b-1 plans and agreements (the "Class A, Class B, Class C and Class P Plans") with Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The Company makes payments to Distributor which uses or passes on such payments to authorized institutions. Pursuant to the Class A Plan, the Company pays Distributor (1) an annual service fee of 0.15% of the average daily net asset value of shares sold prior to June 1,1990 and 0.25% of the average daily net asset value of shares sold on or after that date, (2) a one-time distribution fee of up to 1% on certain qualifying purchases and (3) an annual distribution fee of 0.10% of the average daily net asset value of Class A shares. Pursuant to the Class B Plan, the Company pays Distributor an annual service and distribution fee of 0.25% and 0.75%, respectively, of the average daily net asset value of the Class B shares. Pursuant to the Class C Plan, the Company pays Distributor (1) a service fee and a distribution fee, at the time such shares are sold, not to exceed 0.25% and 0.75%, respectively, of the net asset value of such shares sold and (2) at each quarter-end after the first anniversary of the sale of such shares, a service fee and a distribution fee at an annual rate not to exceed 0.25% and 0.75%, respectively, of the average annual net asset value of such shares outstanding. Pursuant to the Class P Plan, the Company pays Distributor an annual service and distribution fee of 0.20% and 0.25%, respectively, of the average daily net asset value of the Class P shares. Class Y does not have a Rule 12b-1 plan. At December 31, 1999, the 12b-1 fee payable with respect to all classes of shares aggregated $13,779.

Distributor received $158,398 representing payment of commissions on sales of Class A shares after deducting $934,573 allowed to authorized dealers as concessions. Certain of the Company's officers and directors have an interest in Lord Abbett.


3. Distributions Dividends from net investment income and net realized gain from investment transactions, if any, are declared annually. At December 31, 1999, undistributed net realized gain for financial reporting purposes aggregated $36,330,820.

Distributions declared on January 20, 2000 and paid on January 28, 2000, to shareholders of record on January 20, 2000 were as follows:


                                          Rate           Aggregate
                                     Per Share              Amount
--------------------------------------------------------------------------------
Net Investment Income - Class A       $ 0.0221      $      574,232
Net Investment Income - Class P         0.0130                 407
Net Investment Income - Class Y         0.0686                   6
Capital Gains - Class A                 1.2391          32,195,942
Capital Gains - Class B                 1.2391           3,133,453
Capital Gains - Class C                 1.2391           1,286,558
Capital Gains - Class P                 1.2391              38,782
Capital Gains - Class Y                 1.2391                 106
--------------------------------------------------------------------------------


Income and capital gain distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gain amounts in accordance with generally accepted accounting principles.

4. Capital The Company has authorized 150 million shares of $.001 par value capital stock designated as follows: Class A-90 million shares, Class B-15 million shares, Class C-15 million shares, Class P-15 million shares and Class Y-15 million shares. Paid in capital amounted to $312,635,805 at December 31, 1999. Transactions in shares of capital stock were as follows:

                                   Year Ended                 Year Ended
                            December 31, 1999          December 31, 1998
--------------------------------------------------------------------------------
Class A                  Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares       4,977,296  $ 65,129,612    6,679,081  $ 89,842,339
Shares issued to
shareholders in
reinvestment of
dividends and
distributions         1,210,990    14,919,395            -             -
Total                 6,188,286    80,049,007    6,679,081    89,842,339
--------------------------------------------------------------------------------
Shares reacquired    (7,604,904)  (96,986,822)  (4,048,822)  (54,443,261)
Increase (decrease)  (1,416,618) $(16,937,815)   2,630,259  $ 35,399,078
--------------------------------------------------------------------------------


                                   Year Ended                 Year Ended
                            December 31, 1999          December 31, 1998
--------------------------------------------------------------------------------
Class B                  Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares       1,012,260   $12,935,186    1,915,350   $26,070,405
Shares issued to
shareholders in
reinvestment of
dividends and
distributions            85,467     1,045,263            -             -
Total                 1,097,727    13,980,449    1,915,350    26,070,405
--------------------------------------------------------------------------------
Shares reacquired      (653,306)   (8,200,650)    (247,290)   (3,182,255)
Increase                444,421  $  5,779,799    1,668,060   $22,888,150
--------------------------------------------------------------------------------

Notes to Financial Statements

                                   Year Ended                 Year Ended
                            December 31, 1999          December 31, 1998
--------------------------------------------------------------------------------
Class C                  Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares         538,770  $  6,987,618      848,457   $11,559,761
Shares issued to
shareholders in
reinvestment of
dividends and
distributions            37,920       463,762            -             -
Total                   576,690     7,451,380      848,457    11,559,761
--------------------------------------------------------------------------------
Shares reacquired      (436,890)   (5,567,140)    (212,341)   (2,796,591)
Increase                139,800   $ 1,884,240      636,116   $ 8,763,170
--------------------------------------------------------------------------------


                                                         January 1, 1998
                                                        (Commencement of
                                                     operations of Class
                                   Year Ended                 shares) to
                            December 31, 1999          December 31, 1998
--------------------------------------------------------------------------------
Class P                  Shares        Amount       Shares        Amount
--------------------------------------------------------------------------------
Sales of shares          58,806      $768,389           76          $856
Shares issued to
shareholders in
reinvestment of
dividends and
distributions             1,196        14,717            -             -
Total                    60,002       783,106           76           856
--------------------------------------------------------------------------------
Shares reacquired       (28,922)     (339,952)          (4)          (51)
Increase                 31,080      $443,154           72          $805
--------------------------------------------------------------------------------


                                                             May 3, 1999
                                                        (Commencement of
                                              operations of Class shares)
                                                    to December 31, 1999
--------------------------------------------------------------------------------
Class Y                                             Shares        Amount
--------------------------------------------------------------------------------
Sales of shares                                         86        $1,127
Increase                                                86        $1,127
--------------------------------------------------------------------------------


5. Purchases and Sales of Securities Purchases and sales of investment securities (other than short-term investments) aggregated $247,482,514 and $268,045,785, respectively.

As of December 31, 1999, net unrealized appreciation based on cost for federal income tax purposes aggregated $44,603,751, of which $67,257,208 related to appreciated securities and $22,653,457 related to depreciated securities. The cost of investments for federal income tax purposes is substantially the same as that used for financial re porting purposes.

6. Directors' Remuneration The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on the net assets of each fund. Directors' fees payable at December 31, 1999, under a deferred compensation plan, were $295,770.

7. Expense Reductions TheCompany has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses.

8. Line of Credit The Company along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility"), from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility was at an annual rate of 0.06% during the year. Effective December 17, 1999, this fee was increased to 0.09% per annum. There were no loans outstanding pursuant to this Facility at December 31, 1999, nor was the Facility utilized at any time during the year.


Independent Auditors' Report

The Board of  Directors and Shareholders,
Lord Abbett Mid-Cap Value Fund, Inc.:

We have audited the accompanying statement of net assets of Lord Abbett Mid-Cap Value Fund, Inc. as of December 31, 1999, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Lord Abbett Mid-Cap Value Fund, Inc. at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.


[GRAPHIC OMITTED]

New York, New York
February 25, 2000



Copyright(C)2000 by Lord Abbett Mid-Cap Value Fund, Inc., 90 Hudson Street, Jersey City, NJ 07302-3973

This publication, when not used for the general information of shareholders of Lord Abbett Mid-Cap Value Fund, Inc., is to be distributed only if preceded or accompanied by a current prospectus which includes information concerning the Fund's investment objective and policies, sales charges and other matters. There is no guarantee that the forecasts contained within this publication will come to pass. All rights reserved. Printed in the U.S.A.

                           Investing in the
         Lord Abbett
                       Family of Funds


 GROWTH
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                    INCOME
---------------------------------------------------------------------------------------------------------------------------
 Aggressive       Growth Funds      Growth &         Balanced Fund  Income Funds         Tax-Free        Money
 Growth Fund                        Income Funds                                         Income Funds    Market Fund

 Growth           Large-Cap         Research Fund -  Balanced       World Bond-           National       U. S. Government
 Opportunities    Growth Fund       Large-Cap        Series**       Debenture Series      California     Securities Money
 Fund             Research Fund-    Series                          Global Fund -         Connecticut    Market Fund +++
                  Small-Cap Value   Growth &                        Income Series         Florida
                  Series            Income Series                   High Yield Fund       Georgia
                  Alpha Series*     Affiliated Fund                 Bond-Debenture        Hawaii
 Developing       International                                     Fund                  Michigan
 Growth Fund      Series                                            Limited Duration      Minnesota
 Lord Abbett      Mid-Cap                                           U. S. Government      Missouri
 Developing       Value Fund                                        Securities Series+    New Jersey
 Growth Fund      Global Fund-                                      U. S. Government)     New York
 is closed to     Equity Series                                     Securities Series+    Pennsylvania
 new investors                                                                            Texas
                                                                                          Washington



Finding the right mutual fund can be confusing. At Lord, Abbett & Co., we believe your investment professional provides value in helping you identify and under stand your investment objectives and, ultimately, offering fund recom mendations suitable for your individual needs.

This publication, when used as sales literature, is to be distributed only if preceded or accompanied by a current prospectus for the fund(s) covered by this report.

For more complete information about any Lord Abbett fund, in cluding risks, charges and ongoing expenses, call your investment professional or Lord Abbett Distributor LLC at 800-874-3733 for a prospectus. Read it carefully before investing.

The Lord Abbett Family of Funds lets you access more than 30 portfolios designed to meet a variety of investment needs.

Diversification. You and your investment professional can diversify your investments between equity and income funds.

Flexibility. As your investment goals change, your investment professional can help you reallocate your portfolio.


You may reallocate assets among our funds at any time. Speak with your investment professional to help you customize your investment plan.

Numbers to Keep Handy
For Shareholder Account or Statement Inquiries: 800-821-5129
For Literature Only: 800-874-3733
24-Hour Automated Shareholder
Service Line: 800-865-7582
Visit Our Web Site:
www.lordabbett.com

** Lord Abbett Securities Trust - Alpha Series is a fund of funds investing in shares of Lord Abbett Developing Growth Fund, Lord Abbett Research Fund - Small-Cap Value Series and Lord Abbett Securities Trust - International Series.

** Lord Abbett Balanced Series is a fund of funds investing in shares of certain other Lord Abbett funds.

+ An investment in this Fund is neither insured nor guaranteed by the U.S. Government.

++ An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. This Fund is managed to maintain and has maintained its stable $1.00 price per share.


[LOGO]

Lord Abbett mutual fund shares are distributed by:
LORD ABBETT DISTRIBUTOR LLC
90 Hudson Street o Jersey City, New Jersey 07302-3973


LAMCVF-2-1299
(3/00)